UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: October 18, 2010


                           GULFSTAR ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

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

              Colorado                                 333-151398                               02-0511381
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)
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                 3410 Embassy Drive, West Palm Beach, FL, 33401
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (800) 820-1632
                                 --------------
               Registrant's telephone number, including area code

                              Bedrock Energy, Inc.
                              --------------------
                8950 Scenic Pine Drive, Ste 100, Parker, CO 80134

         (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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                            SECTION 8 - OTHER EVENTS



Item 8.01 Other Events


Timberline Letter of Intent

On October 18, 2010, GulfStar Energy Corporation (the Company) entered into a Letter of Intent with Timberline Production Company, LLC of Casper, Wyoming to purchase 100% of the Working Interest (WI) in and assets connected to oil and gas leases located in the Greasewood Field in Niobrara County, Wyoming. The Company has indicated its intent to purchase such WI for cash of $75 Million.

The Company intends to close on the purchase, subject to the completion of financing, by December 31, 2010.

Maxin Letter of Intent

The Company has revised its engagement with Maxim Group LLC to act as the Company's exclusive Placement Agent in connection with the Company's proposed private placement (the "Offering") of equity, convertible, debt and/or equity linked securities (the "Securities") of the Company. Previously, the engagement provided for the gross proceeds from the filing to be up to $15 Million. The revised engagement has provided that the gross proceeds from the filing will be up to $100 Million. The precise terms of the Securities will be negotiated between the Placement Agent and the Company with potential Investors.



                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.                   Description
     -----------                   -----------
       10.1            Letter of Intent, dated October 18, 2010*
--------------------
*Filed herewith



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                          GULFSTAR ENERGY, CORPORATION


                              By: /s/Robert McCann
                                  ----------------
                                     Robert McCann, Chief Executive Officer

Date: October 22, 2010